UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-10155

AMERICAN CENTURY VARIABLE PORTFOLIO II, INC.
(Exact name of registrant as specified in charter)

4500 MAIN STREET, KANSAS CITY, MISSOURI	64111
(Address of principal executive offices)	(Zip Code)

CHARLES A. ETHERINGTON 4500 MAIN STREET, KANSAS CITY, MISSOURI 64111
(Name and address of agent for service)

Registrant’s telephone number, including area code:	816-531-5575

Date of fiscal year end:	12-31

Date of reporting period:	12-31-2015

ITEM 1. REPORTS TO STOCKHOLDERS.

ANNUAL REPORT	DECEMBER 31, 2015

VP Inflation Protection Fund

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

Performance

Total Returns as of December 31, 2015
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Class II	AIPTX	-2.47%	2.04%	3.44%	3.64%	12/31/02
Barclays U.S. Treasury Inflation Protected Securities (TIPS) Index	—	-1.44%	2.55%	3.93%	4.53%	—
Class I	APTIX	-2.28%	2.29%	3.70%	3.96%	5/7/04

The performance information presented does not include charges and deductions imposed by the insurance company separate account under the variable annuity or variable life insurance contracts. The inclusion of such charges could significantly lower performance. Please refer to the insurance company separate account prospectus for a discussion of the charges related to insurance contracts.

Growth of $10,000 Over 10 Years
$10,000 investment made December 31, 2005
Performance for other share classes will vary due to differences in fee structure.

Value on December 31, 2015
Class II — $14,033

Barclays U.S. Treasury Inflation Protected Securities (TIPS) Index — $14,704

Total Annual Fund Operating Expenses
Class I	Class II
0.47%	0.72%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-6488 or visit ipro.americancentury.com (for Investment Professionals). For additional information about the fund, please consult the prospectus.

Portfolio Commentary

Portfolio Managers: Bob Gahagan, Brian Howell, Jim Platz and Miguel Castillo

Performance Summary

VP Inflation Protection declined -2.47%* for the 12 months ended December 31, 2015. The fund’s benchmark, the Barclays U.S. Treasury Inflation Protected Securities (TIPS) Index, declined -1.44% for the same time period. Fund returns reflect operating expenses, while benchmark returns do not.

Global Economic Backdrop, Investor Speculation About Fed Policy Triggered Market Volatility

After concluding its massive quantitative easing (QE) program in October 2014, the Federal Reserve (the Fed) focused on winding down another component of its unprecedented stimulus program—near-zero short-term interest rates—in 2015. Investor speculation regarding the timing and magnitude of the first Fed rate hike since June 2006 dominated the fixed-income market throughout the year and contributed to heightened volatility. Meanwhile, other leading central banks pursued aggressive stimulus programs to combat economic weakness, perpetuating the theme of “global divergence” and keeping the U.S. dollar strong relative to other currencies.

Early in the year, demand from investors seeking perceived safe haven protection from periodic global unrest and global economic uncertainty boosted returns among U.S. Treasuries, including TIPS. U.S. bond market performance stumbled in the second quarter of 2015, largely due to Fed rate-hike speculation, a sharp bond market sell-off in Europe, and fallout from Greece’s inability to repay its government debt. Broad bond market performance rebounded in the third quarter, as Greece reached a deal with its creditors. In addition, the global economic slowdown triggered a flight to quality, which generally favored U.S. Treasuries and pushed back the Fed’s rate hike plans. But falling commodity prices and lower inflation expectations once again led to negative returns for TIPS. Expectations for the Fed to begin normalizing short-term interest rates at its December monetary policy meeting drove Treasury yields higher during the fourth quarter. On December 16, the Fed finally initiated “lift-off” with a 25-basis-point (1 basis point equals 0.01%) increase in the federal funds rate target. In this environment, nominal Treasuries and TIPS generally declined, but a modest uptick in longer-term inflation expectations helped TIPS outperform nominal Treasuries in the fourth quarter.

Against this backdrop, nominal U.S. Treasury yields increased across the maturity spectrum, with the largest moves occurring among Fed-policy-sensitive shorter-maturity securities. The total return for the broad U.S. Treasury market was slightly positive for the 12-month period and outperformed the broad investment-grade bond market, according to Barclays. Overall, weak current inflation and declining longer-term inflation expectations caused TIPS to decline in value and underperform nominal Treasuries and the broad investment-grade bond market for the one-year period.

Inflation Remained Muted

At the end of December 2015, the 12-month headline inflation rate, as measured by the Consumer Price Index (CPI), was 0.7%, compared with 0.8% a year earlier. Global commodity prices, which influence the inflation rate, declined sharply during the reporting period, led by price weakness in the oil markets. For example, Brent crude plunged -36% for the 12-month period ended December 31, 2015, while West Texas Intermediate crude declined -31%.

* All fund returns referenced in this commentary are for Class II shares. Performance for other share classes will vary due to differences in fee structure; when Class II performance exceeds that of the fund's benchmark, other share classes may not. See page 2 for returns for all share classes.

Weak global growth, a rallying U.S. dollar, and muted current inflation also pushed down longer-term inflation expectations. Specifically, the 10-year breakeven rate (the yield difference between 10-year TIPS and nominal 10-year Treasuries) narrowed from 170 basis points at the end of 2014 to 156 basis points at the end of 2015. Theoretically, this rate indicates the market’s expectations for inflation for the next 10 years and also reflects the inflation rate (1.56% or higher) required for TIPS to outperform nominal Treasuries during that period.

Portfolio’s Inflation and Interest Rate Sensitivity Detracted; Non-TIPS Exposure Contributed

The portfolio was nearly as fully invested in TIPS as allowed by IRS portfolio diversification regulations for insurance products (51% of net assets versus the IRS maximum of 55%). The remainder of the portfolio included positions in investment-grade corporate and mortgage-backed securities (MBS), which generally outperformed the all-TIPS benchmark. In addition, the portfolio held non-dollar inflation-linked bonds (hedged against currency fluctuations), which also contributed to relative performance.

To diversify inflation protection, we used inflation swaps to create an inflation “overlay” for the non-inflation-linked securities. Inflation swaps are fixed-maturity instruments, negotiated through a counterparty (investment bank), that return the rate of inflation (based on the CPI). All swaps bear counterparty credit risk, but American Century Investments applies stringent controls and oversight with regard to this risk. This strategy, combined with our preference for longer-maturity TIPS and non-dollar inflation-linked securities, increased the portfolio’s inflation sensitivity versus the benchmark, which detracted from relative performance as breakeven rates declined. Security selection among corporate holdings and MBS was helpful, but it was not sufficient to offset the market’s broad risk-off sentiment, which caused the inflation overlay strategy to underperform TIPS.

Anticipating a gradual increase in interest rates, we maintained a shorter-than-benchmark duration (less price sensitivity to interest rate changes) early in the period. This strategy detracted from results, as longer-maturity interest rates generally declined early in the year. We began reducing the short duration position in the second quarter of 2015, reaching a neutral duration by mid-year, because the timetable for U.S. interest rate normalization appeared to be extending.

Outlook

Headline inflation remains low due to weakness in energy and commodity prices, but core inflation has been slowly increasing. We believe the divergence between headline and core inflation will continue in the short term as commodity prices remain volatile. We also believe the large amount of monetary stimulus coupled with an improving U.S. economy eventually will create higher inflation than is currently priced into the bond market. In the meantime, we expect to maintain the portfolio’s increased inflation sensitivity due to attractive valuations in the TIPS sector.

Fund Characteristics

DECEMBER 31, 2015
Types of Investments in Portfolio	% of net assets
U.S. Treasury Securities	51.7%
Sovereign Governments and Agencies	17.0%
Corporate Bonds	16.3%
Commercial Mortgage-Backed Securities	4.4%
U.S. Government Agency Mortgage-Backed Securities	4.2%
Collateralized Mortgage Obligations	2.7%
Asset-Backed Securities	1.5%
Municipal Securities	0.5%
Temporary Cash Investments	5.1%
Other Assets and Liabilities	(3.4)%

Portfolio at a Glance
Average Duration (effective)	6.4 years
Weighted Average Life	9.4 years

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from July 1, 2015 to December 31, 2015.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/15	Ending Account Value 12/31/15	Expenses Paid During Period(1) 7/1/15 - 12/31/15	Annualized Expense Ratio(1)
Actual
Class I	$1,000	$984.50	$2.35	0.47%
Class II	$1,000	$983.10	$3.60	0.72%
Hypothetical
Class I	$1,000	$1,022.84	$2.40	0.47%
Class II	$1,000	$1,021.58	$3.67	0.72%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

Schedule of Investments

DECEMBER 31, 2015

		Principal Amount	Value
U.S. TREASURY SECURITIES — 51.7%
U.S. Treasury Inflation Indexed Bonds, 2.00%, 1/15/26(1)		$12,156,816	$13,498,929
U.S. Treasury Inflation Indexed Bonds, 2.375%, 1/15/27		5,287,219	6,108,736
U.S. Treasury Inflation Indexed Bonds, 1.75%, 1/15/28		13,059,885	14,260,729
U.S. Treasury Inflation Indexed Bonds, 3.625%, 4/15/28		3,228,559	4,218,639
U.S. Treasury Inflation Indexed Bonds, 2.50%, 1/15/29		16,142,396	19,114,340
U.S. Treasury Inflation Indexed Bonds, 2.125%, 2/15/40		9,808,016	11,533,599
U.S. Treasury Inflation Indexed Bonds, 2.125%, 2/15/41		9,290,447	10,985,536
U.S. Treasury Inflation Indexed Bonds, 0.75%, 2/15/42		16,980,720	14,897,814
U.S. Treasury Inflation Indexed Bonds, 0.625%, 2/15/43		11,977,881	10,121,884
U.S. Treasury Inflation Indexed Bonds, 1.375%, 2/15/44		9,998,940	10,157,503
U.S. Treasury Inflation Indexed Bonds, 0.75%, 2/15/45		6,361,740	5,537,621
U.S. Treasury Inflation Indexed Notes, 1.625%, 1/15/18		6,583,290	6,789,044
U.S. Treasury Inflation Indexed Notes, 0.125%, 4/15/18(1)		27,251,791	27,197,423
U.S. Treasury Inflation Indexed Notes, 2.125%, 1/15/19		2,176,316	2,302,675
U.S. Treasury Inflation Indexed Notes, 0.125%, 4/15/19		5,885,898	5,849,865
U.S. Treasury Inflation Indexed Notes, 1.125%, 1/15/21		3,491,508	3,599,476
U.S. Treasury Inflation Indexed Notes, 0.625%, 7/15/21		18,879,941	19,001,849
U.S. Treasury Inflation Indexed Notes, 0.125%, 1/15/22		14,359,737	13,914,327
U.S. Treasury Inflation Indexed Notes, 0.125%, 7/15/22		23,162,272	22,454,734
U.S. Treasury Inflation Indexed Notes, 0.125%, 1/15/23		16,517,036	15,832,818
U.S. Treasury Inflation Indexed Notes, 0.375%, 7/15/23		12,772,375	12,473,501
U.S. Treasury Inflation Indexed Notes, 0.625%, 1/15/24		27,057,371	26,740,447
U.S. Treasury Inflation Indexed Notes, 0.25%, 1/15/25		10,541,475	10,054,585
U.S. Treasury Inflation Indexed Notes, 0.375%, 7/15/25		10,729,104	10,377,983
TOTAL U.S. TREASURY SECURITIES (Cost $297,389,588)			297,024,057
SOVEREIGN GOVERNMENTS AND AGENCIES — 17.0%
Australia — 0.4%
Australia Government Inflation Linked Bond, 4.00%, 8/20/20	AUD	1,517,000	2,112,140
Canada — 0.7%
Canadian Government Real Return Bond, 4.25%, 12/1/21	CAD	1,797,288	1,659,033
Canadian Government Real Return Bond, 4.25%, 12/1/26	CAD	2,350,331	2,458,582
			4,117,615
France — 3.8%
France Government Inflation Linked Bond OAT, 1.10%, 7/25/22	EUR	10,932,841	13,262,164
France Government Inflation Linked Bond OAT, 1.85%, 7/25/27	EUR	6,532,012	8,683,354
			21,945,518
Germany — 2.0%
Deutsche Bundesrepublik Inflation Linked Bond, 1.75%, 4/15/20	EUR	5,242,083	6,277,633

		Principal Amount	Value
Deutsche Bundesrepublik Inflation Linked Bond, 0.10%, 4/15/23	EUR	4,332,654	$4,937,060
			11,214,693
Italy — 2.1%
Italy Buoni Poliennali Del Tesoro, 2.35%, 9/15/24(2)	EUR	5,783,551	7,264,709
Italy Buoni Poliennali Del Tesoro, 3.10%, 9/15/26	EUR	3,651,938	4,956,524
			12,221,233
Japan — 1.4%
Japanese Government CPI Linked Bond, 1.10%, 12/10/16	JPY	145,333,000	1,259,323
Japanese Government CPI Linked Bond, 0.10%, 3/10/25	JPY	802,400,000	7,063,016
			8,322,339
Mexico — 0.1%
Mexico Government International Bond, MTN, 4.75%, 3/8/44		$500,000	456,750
United Kingdom — 6.5%
United Kingdom Gilt Inflation Linked, 2.50%, 7/17/24	GBP	7,135,000	34,984,658
United Kingdom Gilt Inflation Linked, 0.25%, 3/22/52	GBP	1,056,206	2,171,084
			37,155,742
TOTAL SOVEREIGN GOVERNMENTS AND AGENCIES (Cost $107,151,923)			97,546,030
CORPORATE BONDS — 16.3%
Aerospace and Defense — 0.3%
L-3 Communications Corp., 5.20%, 10/15/19		$312,000	330,763
Lockheed Martin Corp., 2.125%, 9/15/16		562,000	565,928
Lockheed Martin Corp., 4.25%, 11/15/19		740,000	794,724
United Technologies Corp., 4.50%, 6/1/42		268,000	270,502
			1,961,917
Automobiles — 0.4%
Daimler Finance North America LLC, 1.875%, 1/11/18(2)		499,000	497,183
Ford Motor Credit Co. LLC, 2.375%, 1/16/18		749,000	747,660
Toyota Motor Credit Corp., MTN, 3.30%, 1/12/22		800,000	826,801
			2,071,644
Banks — 2.4%
Bank of America Corp., 5.75%, 12/1/17		1,705,000	1,824,846
Bank of America Corp., MTN, 3.30%, 1/11/23		830,000	819,622
Barclays Bank plc, 3.75%, 5/15/24		400,000	408,363
BB&T Corp., MTN, 2.05%, 6/19/18		300,000	301,861
Branch Banking & Trust Co., 3.80%, 10/30/26		300,000	305,006
Capital One Financial Corp, 3.15%, 7/15/16		562,000	567,277
Capital One Financial Corp., 2.45%, 4/24/19		400,000	401,130
Capital One Financial Corp., 4.20%, 10/29/25		350,000	346,442
Citigroup, Inc., 1.75%, 5/1/18		499,000	495,091
Citigroup, Inc., 4.05%, 7/30/22		760,000	777,528
Citigroup, Inc., 4.00%, 8/5/24		250,000	248,215
Citigroup, Inc., 4.40%, 6/10/25		500,000	506,209
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA, 3.875%, 2/8/22		499,000	527,386
Credit Suisse, MTN, 3.625%, 9/9/24		250,000	252,335
Fifth Third Bancorp, 4.30%, 1/16/24		165,000	169,315

	Principal Amount	Value
Fifth Third Bank, 2.875%, 10/1/21	$250,000	$249,320
HSBC Holdings plc, 5.10%, 4/5/21	624,000	694,246
JPMorgan Chase & Co., 4.625%, 5/10/21	580,000	627,259
JPMorgan Chase & Co., 4.50%, 1/24/22	1,249,000	1,348,266
JPMorgan Chase & Co., 3.875%, 9/10/24	600,000	598,243
Standard Chartered plc, 3.95%, 1/11/23(2)	160,000	154,259
U.S. Bancorp, MTN, 3.60%, 9/11/24	799,000	813,520
Wells Fargo & Co., 5.625%, 12/11/17	749,000	803,852
Wells Fargo & Co., 4.125%, 8/15/23	400,000	415,964
Wells Fargo & Co., MTN, 3.55%, 9/29/25	375,000	378,897
		14,034,452
Beverages — 0.1%
Diageo Capital plc, 2.625%, 4/29/23	500,000	484,191
Biotechnology — 0.4%
AbbVie, Inc., 2.90%, 11/6/22	577,000	559,473
Amgen, Inc., 5.85%, 6/1/17	137,000	144,926
Amgen, Inc., 3.625%, 5/22/24	350,000	350,673
Celgene Corp., 3.625%, 5/15/24	150,000	147,867
Gilead Sciences, Inc., 4.40%, 12/1/21	837,000	904,775
		2,107,714
Capital Markets — 0.1%
Ameriprise Financial, Inc., 4.00%, 10/15/23	300,000	311,980
Chemicals — 0.3%
Dow Chemical Co. (The), 3.50%, 10/1/24	300,000	291,611
E.I. du Pont de Nemours & Co., 4.15%, 2/15/43	187,000	163,607
Ecolab, Inc., 4.35%, 12/8/21	624,000	667,187
LYB International Finance BV, 4.875%, 3/15/44	400,000	366,594
LyondellBasell Industries NV, 5.00%, 4/15/19	225,000	239,517
Mosaic Co. (The), 5.625%, 11/15/43	200,000	192,368
		1,920,884
Commercial Services and Supplies — 0.2%
Republic Services, Inc., 3.80%, 5/15/18	218,000	225,967
Waste Management, Inc., 3.50%, 5/15/24	400,000	403,936
Waste Management, Inc., 3.125%, 3/1/25	350,000	341,331
		971,234
Communications Equipment — 0.1%
CC Holdings GS V LLC / Crown Castle GS III Corp., 3.85%, 4/15/23	175,000	172,141
Cisco Systems, Inc., 5.90%, 2/15/39	521,000	636,781
		808,922
Consumer Finance — 0.5%
American Express Co., 1.55%, 5/22/18	800,000	794,301
American Express Credit Corp., 1.30%, 7/29/16	370,000	370,717
Capital One Bank USA N.A., 2.30%, 6/5/19	250,000	247,158
Caterpillar Financial Services Corp., MTN, 1.25%, 11/6/17	262,000	261,084
Discover Financial Services, 3.75%, 3/4/25	300,000	288,797
John Deere Capital Corp., MTN, 3.15%, 10/15/21	468,000	476,706

	Principal Amount	Value
PNC Bank N.A., 6.00%, 12/7/17	$499,000	$534,444
		2,973,207
Diversified Consumer Services†
Catholic Health Initiatives, 2.95%, 11/1/22	281,000	274,490
Diversified Financial Services — 1.4%
BNP Paribas SA, MTN, 2.40%, 12/12/18	350,000	353,007
GE Capital International Funding Co., 2.34%, 11/15/20(2)	1,203,000	1,195,004
General Electric Capital Corp., MTN, 4.375%, 9/16/20	315,000	342,321
General Electric Capital Corp., MTN, 4.65%, 10/17/21	115,000	127,259
Goldman Sachs Group, Inc. (The), 2.375%, 1/22/18	500,000	504,604
Goldman Sachs Group, Inc. (The), 2.90%, 7/19/18	250,000	255,046
Goldman Sachs Group, Inc. (The), 5.75%, 1/24/22	624,000	710,605
Goldman Sachs Group, Inc. (The), 3.625%, 1/22/23	1,312,000	1,329,451
Goldman Sachs Group, Inc. (The), 3.85%, 7/8/24	350,000	357,977
Goldman Sachs Group, Inc. (The), 3.75%, 5/22/25	300,000	302,702
Morgan Stanley, 5.00%, 11/24/25	1,730,000	1,841,144
Morgan Stanley, MTN, 5.95%, 12/28/17	499,000	536,827
		7,855,947
Diversified Telecommunication Services — 0.6%
AT&T, Inc., 2.625%, 12/1/22	468,000	444,676
AT&T, Inc., 3.40%, 5/15/25	300,000	288,936
AT&T, Inc., 6.55%, 2/15/39	533,000	600,570
AT&T, Inc., 4.80%, 6/15/44	350,000	321,839
British Telecommunications plc, 5.95%, 1/15/18	324,000	349,518
Orange SA, 2.75%, 2/6/19	300,000	304,502
Verizon Communications, Inc., 5.15%, 9/15/23	750,000	825,902
Verizon Communications, Inc., 4.15%, 3/15/24	350,000	360,512
Verizon Communications, Inc., 4.40%, 11/1/34	220,000	203,609
		3,700,064
Energy Equipment and Services — 0.1%
Ensco plc, 4.70%, 3/15/21	468,000	377,403
Food and Staples Retailing — 0.6%
CVS Health Corp., 2.75%, 12/1/22	1,249,000	1,218,958
Dollar General Corp., 4.15%, 11/1/25	120,000	119,527
Wal-Mart Stores, Inc., 3.25%, 10/25/20	1,074,000	1,132,724
Wal-Mart Stores, Inc., 5.625%, 4/15/41	812,000	967,303
		3,438,512
Food Products — 0.4%
General Mills, Inc., 3.15%, 12/15/21	1,196,000	1,199,009
Kraft Heinz Foods Co., 3.95%, 7/15/25(2)	300,000	303,489
Mondelez International, Inc., 4.00%, 2/1/24	200,000	206,644
Unilever Capital Corp., 2.20%, 3/6/19	500,000	507,866
		2,217,008
Gas Utilities — 0.8%
Enbridge, Inc., 3.50%, 6/10/24	350,000	293,783
Energy Transfer Partners LP, 4.15%, 10/1/20	400,000	369,540
Energy Transfer Partners LP, 3.60%, 2/1/23	312,000	257,390

	Principal Amount	Value
Energy Transfer Partners LP, 4.05%, 3/15/25	$300,000	$246,965
Enterprise Products Operating LLC, 3.75%, 2/15/25	300,000	275,084
Enterprise Products Operating LLC, 4.85%, 3/15/44	250,000	202,965
Kinder Morgan Energy Partners LP, 5.30%, 9/15/20	812,000	804,823
Magellan Midstream Partners LP, 5.15%, 10/15/43	350,000	301,254
Plains All American Pipeline LP / PAA Finance Corp., 3.65%, 6/1/22	437,000	375,684
Sunoco Logistics Partners Operations LP, 3.45%, 1/15/23	499,000	421,842
TransCanada PipeLines Ltd., 2.50%, 8/1/22	312,000	286,890
Williams Partners LP, 4.30%, 3/4/24	600,000	476,460
		4,312,680
Health Care Equipment and Supplies — 0.1%
Medtronic, Inc., 2.50%, 3/15/20	150,000	151,194
Medtronic, Inc., 2.75%, 4/1/23	312,000	305,068
Medtronic, Inc., 3.50%, 3/15/25	100,000	101,303
Zimmer Biomet Holdings, Inc., 2.70%, 4/1/20	250,000	247,193
		804,758
Health Care Providers and Services — 0.3%
Aetna, Inc., 2.75%, 11/15/22	406,000	395,037
Dignity Health, 2.64%, 11/1/19	300,000	301,388
Express Scripts Holding Co., 3.125%, 5/15/16	531,000	534,597
Express Scripts Holding Co., 7.25%, 6/15/19	324,000	373,136
UnitedHealth Group, Inc., 4.25%, 3/15/43	406,000	395,366
		1,999,524
Hotels, Restaurants and Leisure — 0.1%
McDonald's Corp., MTN, 3.25%, 6/10/24	350,000	345,994
Industrial Conglomerates — 0.2%
General Electric Co., 5.25%, 12/6/17	687,000	733,767
Ingersoll-Rand Luxembourg Finance SA, 3.55%, 11/1/24	300,000	294,274
		1,028,041
Insurance — 1.0%
ACE INA Holdings, Inc., 3.15%, 3/15/25	300,000	297,020
American International Group, Inc., 4.875%, 6/1/22	530,000	573,532
American International Group, Inc., 4.50%, 7/16/44	350,000	324,950
American International Group, Inc., MTN, 5.85%, 1/16/18	200,000	215,563
Berkshire Hathaway, Inc., 4.50%, 2/11/43	712,000	718,063
Hartford Financial Services Group, Inc. (The), 5.125%, 4/15/22	350,000	385,000
Liberty Mutual Group, Inc., 4.25%, 6/15/23(2)	400,000	407,368
Metropolitan Life Global Funding I, 3.00%, 1/10/23(2)	999,000	994,999
Prudential Financial, Inc., MTN, 2.30%, 8/15/18	300,000	302,389
Prudential Financial, Inc., MTN, 5.625%, 5/12/41	350,000	388,767
Prudential Financial, Inc., VRN, 2.50%, 2/1/16	189,000	190,181
TIAA Asset Management Finance Co. LLC, 4.125%, 11/1/24(2)	300,000	301,736
Voya Financial, Inc., 2.90%, 2/15/18	499,000	504,741
XLIT Ltd., 2.30%, 12/15/18	250,000	250,256
		5,854,565

	Principal Amount	Value
IT Services†
Fidelity National Information Services, Inc., 3.50%, 4/15/23	$125,000	$119,550
Machinery†
Deere & Co., 2.60%, 6/8/22	262,000	258,680
Media — 1.2%
21st Century Fox America, Inc., 6.90%, 8/15/39	705,000	836,147
CBS Corp., 3.50%, 1/15/25	300,000	286,737
Comcast Corp., 6.50%, 11/15/35	556,000	698,091
DIRECTV Holdings LLC / DIRECTV Financing Co., Inc., 4.45%, 4/1/24	300,000	308,668
NBCUniversal Media LLC, 5.15%, 4/30/20	1,280,000	1,430,565
NBCUniversal Media LLC, 4.375%, 4/1/21	730,000	793,849
Time Warner, Inc., 4.70%, 1/15/21	700,000	754,424
Time Warner, Inc., 3.60%, 7/15/25	300,000	292,758
Viacom, Inc., 4.50%, 3/1/21	843,000	871,609
Walt Disney Co. (The), MTN, 2.35%, 12/1/22	499,000	493,373
		6,766,221
Metals and Mining — 0.3%
Barrick North America Finance LLC, 4.40%, 5/30/21	174,000	156,459
BHP Billiton Finance USA Ltd., 3.25%, 11/21/21	936,000	880,729
Newmont Mining Corp., 6.25%, 10/1/39	462,000	370,219
Rio Tinto Finance USA Ltd., 3.75%, 9/20/21	468,000	455,720
		1,863,127
Multi-Utilities — 0.7%
CMS Energy Corp., 6.25%, 2/1/20	250,000	283,847
Constellation Energy Group, Inc., 5.15%, 12/1/20	800,000	869,859
Dominion Resources, Inc., 6.40%, 6/15/18	1,105,000	1,210,751
Dominion Resources, Inc., 3.625%, 12/1/24	300,000	297,798
Georgia Power Co., 4.30%, 3/15/42	250,000	231,420
Potomac Electric Power Co., 3.60%, 3/15/24	250,000	258,872
Sempra Energy, 6.50%, 6/1/16	356,000	362,500
Sempra Energy, 2.40%, 3/15/20	250,000	244,666
Virginia Electric and Power Co., 3.45%, 2/15/24	200,000	204,204
		3,963,917
Multiline Retail†
Macy's Retail Holdings, Inc., 2.875%, 2/15/23	160,000	145,330
Oil, Gas and Consumable Fuels — 1.3%
Apache Corp., 4.75%, 4/15/43	599,000	516,416
BP Capital Markets plc, 2.50%, 11/6/22	262,000	249,302
BP Capital Markets plc, 2.75%, 5/10/23	375,000	352,608
Chevron Corp., 2.43%, 6/24/20	350,000	350,581
CNOOC Nexen Finance 2014 ULC, 1.625%, 4/30/17	400,000	397,946
ConocoPhillips Co., 2.40%, 12/15/22	887,000	807,021
Marathon Petroleum Corp., 3.625%, 9/15/24	250,000	233,512
Noble Energy, Inc., 4.15%, 12/15/21	874,000	848,385
Petroleos Mexicanos, 3.50%, 1/30/23	331,000	289,625
Phillips 66, 4.65%, 11/15/34	300,000	281,900
Shell International Finance BV, 2.375%, 8/21/22	2,110,000	2,024,513

	Principal Amount	Value
Statoil ASA, 2.45%, 1/17/23	$468,000	$444,534
Talisman Energy, Inc., 3.75%, 2/1/21	375,000	340,546
Total Capital SA, 2.125%, 8/10/18	350,000	351,262
		7,488,151
Paper and Forest Products — 0.1%
Georgia-Pacific LLC, 2.54%, 11/15/19(2)	150,000	149,323
International Paper Co., 6.00%, 11/15/41	325,000	341,949
		491,272
Personal Products — 0.1%
Colgate-Palmolive Co., MTN, 3.25%, 3/15/24	400,000	416,567
Pharmaceuticals — 0.7%
Actavis Funding SCS, 3.45%, 3/15/22	900,000	902,656
Actavis Funding SCS, 3.85%, 6/15/24	350,000	351,384
GlaxoSmithKline Capital plc, 2.85%, 5/8/22	499,000	503,528
Merck & Co., Inc., 2.40%, 9/15/22	499,000	489,487
Mylan, Inc., 2.60%, 6/24/18	210,000	208,532
Mylan, Inc., 2.55%, 3/28/19	300,000	296,309
Perrigo Finance plc, 3.90%, 12/15/24	200,000	193,430
Roche Holdings, Inc., 3.35%, 9/30/24(2)	600,000	615,075
Teva Pharmaceutical Finance IV LLC, 2.25%, 3/18/20	312,000	302,332
		3,862,733
Real Estate Investment Trusts (REITs) — 0.3%
Boston Properties LP, 3.80%, 2/1/24	210,000	213,990
Essex Portfolio LP, 3.625%, 8/15/22	250,000	249,920
Host Hotels & Resorts LP, 3.75%, 10/15/23	250,000	241,455
Kilroy Realty LP, 3.80%, 1/15/23	331,000	328,615
Ventas Realty LP / Ventas Capital Corp., 3.25%, 8/15/22	468,000	456,262
		1,490,242
Road and Rail — 0.4%
Burlington Northern Santa Fe LLC, 3.75%, 4/1/24	300,000	307,943
Burlington Northern Santa Fe LLC, 3.00%, 4/1/25	300,000	289,167
Burlington Northern Santa Fe LLC, 4.95%, 9/15/41	250,000	255,801
CSX Corp., 4.25%, 6/1/21	799,000	846,368
Norfolk Southern Corp., 5.75%, 4/1/18	250,000	269,983
Norfolk Southern Corp., 3.85%, 1/15/24	100,000	102,042
Penske Truck Leasing Co. LP / PTL Finance Corp., 2.875%, 7/17/18(2)	250,000	251,771
Union Pacific Corp., 2.75%, 4/15/23	250,000	247,478
		2,570,553
Software — 0.3%
Intuit, Inc., 5.75%, 3/15/17	443,000	464,295
Microsoft Corp., 2.125%, 11/15/22	787,000	761,622
Oracle Corp., 3.40%, 7/8/24	350,000	355,980
		1,581,897
Specialty Retail — 0.1%
Home Depot, Inc. (The), 4.20%, 4/1/43	499,000	501,038
Technology Hardware, Storage and Peripherals — 0.2%
Apple, Inc., 1.00%, 5/3/18	250,000	248,122

	Principal Amount	Value
Hewlett Packard Enterprise Co., 3.60%, 10/15/20(2)	$250,000	$250,869
HP, Inc., 4.30%, 6/1/21	350,000	347,176
Seagate HDD Cayman, 4.75%, 1/1/25	350,000	292,116
		1,138,283
Textiles, Apparel and Luxury Goods — 0.1%
NIKE, Inc., 2.25%, 5/1/23	468,000	457,848
Tobacco — 0.1%
Reynolds American, Inc., 4.45%, 6/12/25	500,000	524,195
TOTAL CORPORATE BONDS (Cost $93,987,860)		93,494,735
COMMERCIAL MORTGAGE-BACKED SECURITIES(3) — 4.4%
Bank of America Merrill Lynch Commercial Mortgage Securities Trust, Series 2012-PARK, Class A SEQ, 2.96%, 12/10/30(2)	2,000,000	1,994,127
Bank of America Merrill Lynch Large Loan, Inc., Series 2015-200P, Class A SEQ, 3.22%, 4/14/33(2)	1,950,000	1,937,315
BB-UBS Trust, Series 2012-SHOW, Class A SEQ, 3.43%, 11/5/36(2)	2,000,000	1,998,671
Commercial Mortgage Pass-Through Certificates, Series 2014-CR15, Class AM SEQ, 4.43%, 2/10/47	1,625,000	1,739,457
Commercial Mortgage Pass-Through Certificates, Series 2014-UBS5, Class AM, 4.19%, 9/10/47	2,225,000	2,321,939
Commercial Mortgage Pass-Through Certificates, Series 2015-CR22, Class AM, 3.60%, 3/10/48	1,475,000	1,469,661
Commercial Mortgage Trust, Series 2015-3BP, Class A, 3.18%, 2/10/35(2)	2,125,000	2,091,771
Core Industrial Trust, Series 2015-WEST, Class A SEQ, 3.29%, 2/10/37(2)	2,300,000	2,270,741
GS Mortgage Securities Corp. II, Series 2015-GC28, Class A5, 3.40%, 2/10/48	2,550,000	2,548,908
Irvine Core Office Trust, Series 2013-IRV, Class A2 SEQ, VRN, 3.17%, 1/10/16(2)	2,877,000	2,870,809
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2013-C16, Class A4, 4.17%, 12/15/46	1,455,000	1,552,156
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2013-C16, Class AS, 4.52%, 12/15/46	1,075,000	1,148,287
Morgan Stanley Capital I Trust, Series 2014-CPT, Class C, VRN, 3.45%, 1/1/16(2)	1,600,000	1,605,522
TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (Cost $25,612,212)		25,549,364
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES(3) — 4.2%
FHLMC, 4.50%, 4/1/41	13,937,707	15,139,159
FNMA, 4.50%, 5/1/39	4,163,901	4,567,986
FNMA, 4.00%, 11/1/41	1,544,219	1,641,575
FNMA, 4.00%, 11/1/41	1,158,466	1,228,997
FNMA, 4.00%, 2/1/42	1,668,780	1,774,007
TOTAL U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (Cost $23,845,711)		24,351,724
COLLATERALIZED MORTGAGE OBLIGATIONS(3) — 2.7%
ABN Amro Mortgage Corp., Series 2003-4, Class A4, 5.50%, 3/25/33	151,879	159,450
ABN Amro Mortgage Corp., Series 2003-6, Class 1A4, 5.50%, 5/25/33	299,608	314,607
Banc of America Mortgage Securities, Inc., Series 2004-7, Class 7A1, 5.00%, 8/25/19	121,252	121,092

	Principal Amount	Value
Cendant Mortgage Corp., Series 2003-6, Class A3, 5.25%, 7/25/33	$554,666	$560,006
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2004-5, Class 2A4, 5.50%, 5/25/34	250,274	254,124
Credit Suisse Mortgage Trust, Series 2015-WIN1, Class A10, VRN, 3.50%, 1/1/16(2)	1,400,000	1,381,184
JPMorgan Mortgage Trust, Series 2014-5, Class A1, VRN, 3.00%, 1/1/16(2)	1,437,217	1,460,172
MASTR Asset Securitization Trust, Series 2003-10, Class 3A1, 5.50%, 11/25/33	347,001	358,033
PHHMC Mortgage Pass-Through Certificates, Series 2007-6, Class A1, VRN, 5.39%, 1/1/16	227,510	227,183
Sequoia Mortgage Trust, Series 2012-1, Class 1A1, VRN, 2.87%, 1/1/16	240,091	241,390
Sequoia Mortgage Trust, Series 2013-12, Class A1 SEQ, 4.00%, 12/25/43(2)	936,826	960,187
Sequoia Mortgage Trust, Series 2014-3, Class A14, VRN, 3.00%, 1/1/16(2)	1,406,239	1,426,158
Sequoia Mortgage Trust, Series 2014-4, Class A2 SEQ, VRN, 3.50%, 1/1/16(2)	1,918,480	1,960,125
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-6, Class 3A2, VRN, 2.54%, 1/1/16	334,540	335,174
Thornburg Mortgage Securities Trust, Series 2004-3, Class A, VRN, 1.16%, 1/25/16	234,115	217,910
WaMu Mortgage Pass-Through Certificates, Series 2003-S11, Class 3A5, 5.95%, 11/25/33	498,485	514,680
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-AR10, Class 1A1, VRN, 2.74%, 1/1/16	1,263,192	1,292,695
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-AR10, Class 2A15, VRN, 2.74%, 1/1/16	2,286,506	2,354,759
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-3, Class 3A1, 5.50%, 4/25/22	95,079	96,906
WinWater Mortgage Loan Trust, Series 2014-1, Class A4 SEQ, VRN, 3.50%, 1/1/16(2)	1,067,514	1,079,421
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $15,379,598)		15,315,256
ASSET-BACKED SECURITIES(3) — 1.5%
Avis Budget Rental Car Funding AESOP LLC, Series 2012-3A, Class A SEQ, 2.10%, 3/20/19(2)	2,000,000	1,998,943
Avis Budget Rental Car Funding AESOP LLC, Series 2015-2A, Class A, 2.63%, 12/20/21(2)	1,250,000	1,235,815
BMW Floorplan Master Owner Trust, Series 2015-1A, Class A, VRN, 0.83%, 1/15/16(2)	1,550,000	1,541,307
Chesapeake Funding LLC, Series 2014-1A, Class A, VRN, 0.69%, 1/1/16(2)	1,700,581	1,695,075
Hilton Grand Vacations Trust, Series 2014-AA, Class A SEQ, 1.77%, 11/25/26(2)	1,426,870	1,400,890
Sierra Timeshare Receivables Funding LLC, Series 2015-1A, Class A, 2.40%, 3/22/32(2)	966,476	955,767
TOTAL ASSET-BACKED SECURITIES (Cost $8,916,381)		8,827,797
MUNICIPAL SECURITIES — 0.5%
Bay Area Toll Authority Toll Bridge Rev., Series 2010 S-1, (Building Bonds), 6.92%, 4/1/40	165,000	217,919
California GO, (Building Bonds), 7.55%, 4/1/39	500,000	728,725
Illinois GO, (Taxable Pension), 5.10%, 6/1/33	350,000	332,251
Los Angeles Community College District GO, (Building Bonds), 6.75%, 8/1/49	125,000	177,069

	Principal Amount	Value
Los Angeles Department of Water & Power Rev., (Building Bonds), 5.72%, 7/1/39	$95,000	$114,769
Metropolitan Transportation Authority Rev., Series 2010 E, (Building Bonds), 6.81%, 11/15/40	125,000	165,977
New Jersey State Turnpike Authority Rev., Series 2010 A, (Building Bonds), 7.10%, 1/1/41	250,000	345,207
Port Authority of New York & New Jersey Rev., (Consolidated Bonds) 4.93%, 10/1/51	125,000	133,048
Rutgers State University Rev., Series 2010 H, (Building Bonds), 5.67%, 5/1/40	130,000	154,926
San Antonio Electric & Gas Rev., (Building Bonds), 5.99%, 2/1/39	125,000	158,711
San Francisco City & County Public Utilities Water Commission Rev., Series 2010 FG, (Building Bonds), 6.95%, 11/1/50	65,000	91,167
Santa Clara Valley Transportation Authority Sales Tax Rev., Series 2010 A, (Building Bonds), 5.88%, 4/1/32	125,000	150,203
Texas GO, (Building Bonds), 5.52%, 4/1/39	215,000	269,350
TOTAL MUNICIPAL SECURITIES (Cost $3,069,127)		3,039,322
TEMPORARY CASH INVESTMENTS — 5.1%
BNP Paribas SA, 0.20%, 1/4/16(4)	1,108,000	1,107,952
Credit Agricole Corporate and Investment Bank, 0.25%, 1/4/16 (LOC: Credit Agricole SA)(4)	28,000,000	27,998,939
TOTAL TEMPORARY CASH INVESTMENTS (Cost $29,107,398)		29,106,891
TOTAL INVESTMENT SECURITIES — 103.4% (Cost $604,459,798)		594,255,176
OTHER ASSETS AND LIABILITIES — (3.4)%		(19,816,011)
TOTAL NET ASSETS — 100.0%		$574,439,165

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
AUD	2,726,407	USD	1,950,508	Barclays Bank plc	3/16/16	$29,281
AUD	1,905,917	USD	1,386,507	Deutsche Bank	3/16/16	(2,519)
USD	2,074,935	AUD	2,898,521	JPMorgan Chase Bank N.A.	3/16/16	(29,835)
CAD	10,619,736	USD	7,642,462	JPMorgan Chase Bank N.A.	3/16/16	33,912
USD	9,550,000	CAD	13,263,814	JPMorgan Chase Bank N.A.	3/16/16	(37,620)
USD	4,200,737	CAD	5,719,010	UBS AG	3/16/16	66,806
CZK	25,962,609	USD	1,063,902	Barclays Bank plc	3/16/16	(17,628)
EUR	520,248	USD	572,070	Barclays Bank plc	3/16/16	(5,677)
USD	48,115,102	EUR	43,680,247	UBS AG	3/16/16	560,463
USD	38,847,513	GBP	25,631,061	State Street Bank & Trust Co.	3/16/16	1,057,721
JPY	317,028,141	USD	2,611,865	UBS AG	3/16/16	30,103
USD	10,773,930	JPY	1,307,405,619	JPMorgan Chase Bank N.A.	3/16/16	(121,392)
KRW	1,493,075,671	USD	1,268,921	UBS AG	3/16/16	(582)
KRW	1,338,354,617	USD	1,143,160	UBS AG	3/16/16	(6,253)
KRW	957,752,548	USD	810,110	Westpac Group	3/16/16	3,482
NOK	7,032,852	USD	803,397	Barclays Bank plc	3/16/16	(9,419)
NOK	10,083,952	USD	1,161,348	Barclays Bank plc	3/16/16	(22,914)
USD	800,882	NOK	7,032,852	Deutsche Bank	3/16/16	6,904
NZD	2,102,921	USD	1,384,016	Barclays Bank plc	3/16/16	48,108
USD	2,419,986	SEK	20,675,506	Deutsche Bank	3/16/16	(34,281)
SGD	1,128,448	USD	800,000	Deutsche Bank	3/16/16	(5,978)
SGD	1,390,228	USD	985,696	JPMorgan Chase Bank N.A.	3/16/16	(7,475)
SGD	1,122,517	USD	795,580	State Street Bank & Trust Co.	3/16/16	(5,731)
SGD	1,966,187	USD	1,394,340	UBS AG	3/16/16	(10,851)
TWD	43,786,206	USD	1,333,888	UBS AG	3/16/16	(6,490)
						$1,512,135

FUTURES CONTRACTS
Contracts Sold		Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation (Depreciation)
78	U.S. Treasury 10-Year Notes	March 2016	$9,820,688	$21,833
88	U.S. Treasury Long Bonds	March 2016	13,530,000	40,615
			$23,350,688	$62,448

TOTAL RETURN SWAP AGREEMENTS

Counterparty	Notional Amount	Floating Rate Referenced Index	Pay/Receive Total Return of Referenced Index	Fixed Rate	Termination Date	Value
Bank of America N.A.	$35,000,000	U.S. CPI Urban Consumers NSA Index	Receive	2.15%	11/16/16	$(1,766,786)
Bank of America N.A.	5,000,000	U.S. CPI Urban Consumers NSA Index	Receive	2.42%	4/1/18	(401,219)
Bank of America N.A.	40,000,000	U.S. CPI Urban Consumers NSA Index	Receive	2.66%	12/4/19	(4,830,572)
Bank of America N.A.	5,000,000	U.S. CPI Urban Consumers NSA Index	Receive	2.67%	4/1/22	(702,207)
Bank of America N.A.	4,000,000	U.S. CPI Urban Consumers NSA Index	Receive	2.53%	8/19/24	(374,671)
Bank of America N.A.	3,000,000	U.S. CPI Urban Consumers NSA Index	Receive	1.79%	8/27/25	12,270
Barclays Bank plc	19,200,000	U.S. CPI Urban Consumers NSA Index	Receive	2.30%	1/11/16	(652,224)
Barclays Bank plc	20,000,000	U.S. CPI Urban Consumers NSA Index	Receive	2.74%	4/25/17	(2,458,866)
Barclays Bank plc	38,000,000	U.S. CPI Urban Consumers NSA Index	Receive	2.35%	9/28/17	(2,161,024)
Barclays Bank plc	10,000,000	U.S. CPI Urban Consumers NSA Index	Receive	1.71%	2/5/20	(165,611)
Barclays Bank plc	2,300,000	U.S. CPI Urban Consumers NSA Index	Receive	2.59%	7/23/24	(230,187)
Barclays Bank plc	6,000,000	U.S. CPI Urban Consumers NSA Index	Receive	2.39%	9/19/24	(466,918)
Barclays Bank plc	6,500,000	U.S. CPI Urban Consumers NSA Index	Receive	2.36%	9/29/24	(487,556)
Barclays Bank plc	3,600,000	U.S. CPI Urban Consumers NSA Index	Receive	2.31%	9/30/24	(250,458)
Barclays Bank plc	15,100,000	U.S. CPI Urban Consumers NSA Index	Receive	2.90%	12/21/27	(3,736,980)
Barclays Bank plc	3,600,000	U.S. CPI Urban Consumers NSA Index	Receive	2.78%	7/2/44	(807,682)
						$(19,480,691)

NOTES TO SCHEDULE OF INVESTMENTS
AUD	-	Australian Dollar
CAD	-	Canadian Dollar
CPI	-	Consumer Price Index
CZK	-	Czech Koruna
EUR	-	Euro
FHLMC	-	Federal Home Loan Mortgage Corporation
FNMA	-	Federal National Mortgage Association
GBP	-	British Pound
GO	-	General Obligation
JPY	-	Japanese Yen
KRW	-	South Korean Won
LOC	-	Letter of Credit
MTN	-	Medium Term Note
NOK	-	Norwegian Krone
NSA	-	Not Seasonally Adjusted
NZD	-	New Zealand Dollar
SEK	-	Swedish Krona
SEQ	-	Sequential Payer
SGD	-	Singapore Dollar
TWD	-	Taiwanese Dollar
USD	-	United States Dollar
VRN	-	Variable Rate Note. Interest reset date is indicated. Rate shown is effective at the period end.

†	Category is less than 0.05% of total net assets.

(1)
Security, or a portion thereof, has been pledged at the custodian bank or with a broker for margin requirements on futures contracts and/or swap agreements. At the period end, the aggregate value of securities pledged was $21,480,390.

(2)
Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional investors. The aggregate value of these securities at the period end was $44,249,785, which represented 7.7% of total net assets.

(3)	Final maturity date indicated, unless otherwise noted.

(4)	The rate indicated is the yield to maturity at purchase.

See Notes to Financial Statements.

Statement of Assets and Liabilities

DECEMBER 31, 2015
Assets
Investment securities, at value (cost of $604,459,798)	$594,255,176
Cash	1,352
Foreign currency holdings, at value (cost of $6,027)	6,074
Receivable for capital shares sold	1,572,892
Unrealized appreciation on forward foreign currency exchange contracts	1,836,780
Swap agreements, at value	12,270
Interest receivable	2,798,269
600,482,813

Liabilities
Payable for capital shares redeemed	5,817,035
Payable for variation margin on futures contracts	67,156
Unrealized depreciation on forward foreign currency exchange contracts	324,645
Swap agreements, at value	19,492,961
Accrued management fees	228,480
Distribution fees payable	113,371
26,043,648

Net Assets	$574,439,165

Net Assets Consist of:
Capital (par value and paid-in surplus)	$593,932,646
Undistributed net investment income	4,724,051
Accumulated net realized gain	3,909,422
Net unrealized depreciation	(28,126,954)
$574,439,165

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Class I, $0.01 Par Value	$49,652,114	4,985,731	$9.96
Class II, $0.01 Par Value	$524,787,051	52,820,727	$9.94

See Notes to Financial Statements.

Statement of Operations

YEAR ENDED DECEMBER 31, 2015
Investment Income (Loss)
Income:
Interest	$9,055,146

Expenses:
Management fees	2,979,727
Distribution fees - Class II	1,497,587
Directors' fees and expenses	32,348
Other expenses	6,850
4,516,512

Net investment income (loss)	4,538,634

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	4,728,977
Futures contract transactions	(1,095,779)
Swap agreement transactions	(550,960)
Foreign currency transactions	8,823,223
11,905,461

Change in net unrealized appreciation (depreciation) on:
Investments	(28,371,715)
Futures contracts	967,945
Swap agreements	(2,246,290)
Translation of assets and liabilities in foreign currencies	(1,077,147)
(30,727,207)

Net realized and unrealized gain (loss)	(18,821,746)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(14,283,112)

See Notes to Financial Statements.

Statement of Changes in Net Assets

YEARS ENDED DECEMBER 31, 2015 AND DECEMBER 31, 2014
Increase (Decrease) in Net Assets	December 31, 2015	December 31, 2014
Operations
Net investment income (loss)	$4,538,634	$11,164,246
Net realized gain (loss)	11,905,461	4,738,369
Change in net unrealized appreciation (depreciation)	(30,727,207)	8,465,284
Net increase (decrease) in net assets resulting from operations	(14,283,112)	24,367,899

Distributions to Shareholders
From net investment income:
Class I	(964,299)	(498,973)
Class II	(12,505,365)	(8,914,215)
From net realized gains:
Class I	—	(813,876)
Class II	—	(17,312,189)
Decrease in net assets from distributions	(13,469,664)	(27,539,253)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	(94,691,754)	(25,851,884)

Net increase (decrease) in net assets	(122,444,530)	(29,023,238)

Net Assets
Beginning of period	696,883,695	725,906,933
End of period	$574,439,165	$696,883,695

Undistributed net investment income	$4,724,051	$9,200,504

See Notes to Financial Statements.

Notes to Financial Statements

DECEMBER 31, 2015

1. Organization

American Century Variable Portfolios II, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. VP Inflation Protection Fund (the fund) is the sole fund issued by the corporation. The fund is diversified as defined under the 1940 Act. The fund’s investment objective is to pursue long-term total return using a strategy that seeks to protect against U.S. inflation.

The fund offers Class I and Class II. The share classes differ principally in their respective distribution and shareholder servicing expenses and arrangements.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Fixed income securities are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. Corporate bonds, U.S. Treasury securities, convertible bonds, municipal securities, and sovereign governments and agencies are valued using market models that consider trade data, quotations from dealers and active market makers, relevant yield curve and spread data, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information. Mortgage-related and asset-backed securities are valued based on models that consider trade data, prepayment and default projections, benchmark yield and spread data and estimated cash flows of each tranche of the issuer. Fixed income securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Open-end management investment companies are valued at the reported net asset value per share. Exchange-traded futures contracts are valued at the settlement price as provided by the appropriate clearing corporation. Swap agreements are valued at an evaluated price as provided by independent pricing services or independent brokers. Forward foreign currency exchange contracts are valued at the mean of the appropriate forward exchange rate at the close of the NYSE as provided by an independent pricing service.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Interest income is recorded on the accrual basis and includes paydown gain (loss) and accretion of discounts and amortization of premiums. Inflation adjustments related to inflation-linked debt securities are reflected as interest income.

Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover certain types of investments, including, but not limited to, futures contracts, forward commitments, when-issued securities, swap agreements and certain forward foreign currency exchange contracts. American Century Investment Management, Inc. (ACIM) (the investment advisor) monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for margin requirements on futures contracts, forward commitments and swap agreements.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid quarterly. Distributions from net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc. (ACIS), and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC.

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fee consists of (1) an Investment Category Fee based on the daily net assets of the fund and certain other accounts managed by the investment advisor that are in the same broad investment category as the fund and (2) a Complex Fee based on the assets of all the funds in the American Century Investments family of funds. The rates for the Investment Category Fee range from 0.1625% to 0.2800%. The rates for the Complex Fee range from 0.2500% to 0.3100%. The effective annual management fee for each class for the year ended December 31, 2015 was 0.46%.

Distribution Fees — The Board of Directors has adopted the Master Distribution Plan (the plan) for Class II, pursuant to Rule 12b-1 of the 1940 Act. The plan provides that Class II will pay ACIS an annual distribution fee equal to 0.25%. The fee is computed and accrued daily based on the Class II daily net assets and paid monthly in arrears. The distribution fee provides compensation for expenses incurred in connection with distributing shares of Class II including, but not limited to, payments to brokers, dealers, and financial institutions that have entered into sales agreements with respect to shares of the fund. Fees incurred under the plan during the year ended December 31, 2015 are detailed in the Statement of Operations.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

4. Investment Transactions

Purchases of investment securities, excluding short-term investments, for the year ended December 31, 2015 totaled $149,010,297, of which $74,615,733 represented U.S. Treasury and Government Agency obligations.

Sales of investment securities, excluding short-term investments, for the year ended December 31, 2015 totaled $249,966,500, of which $148,269,791 represented U.S. Treasury and Government Agency obligations.

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended December 31, 2015		Year ended December 31, 2014
	Shares	Amount	Shares	Amount
Class I/Shares Authorized	250,000,000		250,000,000
Sold	2,283,801	$23,470,205	639,589	$6,798,509
Issued in reinvestment of distributions	93,315	964,299	125,650	1,312,849
Redeemed	(700,735)	(7,135,249)	(664,042)	(7,041,917)
	1,676,381	17,299,255	101,197	1,069,441
Class II/Shares Authorized	250,000,000		250,000,000
Sold	6,489,881	66,564,536	7,928,336	83,778,575
Issued in reinvestment of distributions	1,209,184	12,505,365	2,518,620	26,226,404
Redeemed	(18,611,237)	(191,060,910)	(12,961,630)	(136,926,304)
	(10,912,172)	(111,991,009)	(2,514,674)	(26,921,325)
Net increase (decrease)	(9,235,791)	$(94,691,754)	(2,413,477)	$(25,851,884)

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments. There were no significant transfers between levels during the period.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
U.S. Treasury Securities	—	$297,024,057	—
Sovereign Governments and Agencies	—	97,546,030	—
Corporate Bonds	—	93,494,735	—
Commercial Mortgage-Backed Securities	—	25,549,364	—
U.S. Government Agency Mortgage-Backed Securities	—	24,351,724	—
Collateralized Mortgage Obligations	—	15,315,256	—
Asset-Backed Securities	—	8,827,797	—
Municipal Securities	—	3,039,322	—
Temporary Cash Investments	—	29,106,891	—
	—	$594,255,176	—
Other Financial Instruments
Futures Contracts	$62,448	—	—
Swap Agreements	—	$12,270	—
Forward Foreign Currency Exchange Contracts	—	1,836,780	—
	$62,448	$1,849,050	—

Liabilities
Other Financial Instruments
Swap Agreements	—	$19,492,961	—
Forward Foreign Currency Exchange Contracts	—	324,645	—
	—	$19,817,606	—

7. Derivative Instruments

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund's exposure to foreign currency exchange rate fluctuations or to gain exposure to the fluctuations in the value of foreign currencies. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily. Realized gain or loss is recorded upon the termination of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on foreign currency transactions and change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The fund's average U.S. dollar exposure to foreign currency risk derivative instruments held during the period was $164,960,120.

Interest Rate Risk — The fund is subject to interest rate risk in the normal course of pursuing its investment objectives. The value of bonds generally declines as interest rates rise. A fund may enter into futures contracts based on a bond index or a specific underlying security. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the futures contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. The fund's average exposure to interest rate risk derivative instruments held during the period was 151 contracts.

Other Contracts — A fund may enter into total return swap agreements in order to attempt to obtain or preserve a particular return or spread at a lower cost than obtaining a return or spread through purchases and/or sales of instruments in other markets or gain exposure to certain markets in the most economical way possible. A fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Changes in value, including the periodic amounts of interest to be paid or received on swap agreements, are recorded as unrealized appreciation (depreciation) on swap agreements. Realized gain or loss is recorded upon receipt or payment of a periodic settlement or termination of swap agreements. Net realized and unrealized gains or losses occurring during the holding period of swap agreements are a component of net realized gain (loss) on swap agreement transactions and change in net unrealized appreciation (depreciation) on swap agreements, respectively. The risks of entering into swap agreements include the possible lack of liquidity, failure of the counterparty to meet its obligations, and that there may be unfavorable changes in the underlying investments or instruments, including inflationary risk. The fund's average notional amount held during the period was $224,066,667.

Value of Derivative Instruments as of December 31, 2015

	Asset Derivatives		Liability Derivatives
Type of Risk Exposure	Location on Statement of Assets and Liabilities	Value	Location on Statement of Assets and Liabilities	Value
Foreign Currency Risk	Unrealized appreciation on forward foreign currency exchange contracts	$1,836,780	Unrealized depreciation on forward foreign currency exchange contracts	$324,645
Interest Rate Risk	Receivable for variation margin on futures contracts*	—	Payable for variation margin on futures contracts*	67,156
Other Contracts	Swap agreements	12,270	Swap agreements	19,492,961
		$1,849,050		$19,884,762

*	Included in the unrealized appreciation (depreciation) on futures contracts as reported in the Schedule of Investments.

Effect of Derivative Instruments on the Statement of Operations for the Year Ended December 31, 2015

	Net Realized Gain (Loss)		Change in Net Unrealized Appreciation (Depreciation)
Type of Risk Exposure	Location on Statement of Operations	Value	Location on Statement of Operations	Value
Foreign Currency Risk	Net realized gain (loss) on foreign currency transactions	$8,934,706	Change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies	$(1,093,662)
Interest Rate Risk	Net realized gain (loss) on futures contract transactions	(1,095,779)	Change in net unrealized appreciation (depreciation) on futures contracts	967,945
Other Contracts	Net realized gain (loss) on swap agreement transactions	(550,960)	Change in net unrealized appreciation (depreciation) on swap agreements	(2,246,290)
		$7,287,967		$(2,372,007)

Counterparty Risk — The fund is subject to counterparty risk, or the risk that an institution will fail to perform its obligations to the fund. The investment advisor attempts to minimize counterparty risk prior to entering into transactions by performing extensive reviews of the creditworthiness of all potential counterparties. The fund may also enter into agreements that provide provisions for legally enforceable master netting arrangements to manage the credit risk between counterparties related to forward foreign currency exchange contracts and/or swap agreements. A master netting arrangement provides for the net settlement of multiple contracts with a single counterparty through a single payment in the event of default or termination of any one contract. To mitigate counterparty risk, the fund may receive assets or be required to pledge assets at the custodian bank or with a broker as designated under prescribed collateral provisions.

The fund does not offset assets and liabilities subject to master netting arrangements on the Statement of Assets and Liabilities for financial reporting purposes. The fund’s asset derivatives and liability derivatives that are subject to legally enforceable offsetting arrangements as of period end were as follows:

Counterparty	Gross Amount on Statement of Assets and Liabilities	Amount Eligible for Offset	Collateral	Net Exposure*
Assets
Bank of America N.A.	$12,270	$(12,270)	—	—
Barclays Bank plc	77,389	(77,389)	—	—
Deutsche Bank	6,904	(6,904)	—	—
JPMorgan Chase Bank N.A.	33,912	(33,912)	—	—
State Street Bank & Trust Co.	1,057,721	(5,731)	—	$1,051,990
UBS AG	657,372	(24,176)	—	633,196
Westpac Group	3,482	—	—	3,482
	$1,849,050	$(160,382)	—	$1,688,668

Liabilities
Bank of America N.A.	$8,075,455	$(12,270)	$(8,063,185)	—
Barclays Bank plc	11,473,144	(77,389)	(11,395,755)	—
Deutsche Bank	42,778	(6,904)	—	$35,874
JPMorgan Chase Bank N.A.	196,322	(33,912)	—	162,410
State Street Bank & Trust Co.	5,731	(5,731)	—	—
UBS AG	24,176	(24,176)	—	—
	$19,817,606	$(160,382)	$(19,458,940)	$198,284

* The net exposure represents the amount receivable from the counterparty or amount payable to the counterparty in the event of default or termination.

8. Risk Factors

There are certain risks involved in investing in foreign securities. These risks include those resulting from future adverse political, social and economic developments, fluctuations in currency exchange rates, the possible imposition of exchange controls, and other foreign laws or restrictions.

9. Federal Tax Information

The tax character of distributions paid during the years ended December 31, 2015 and December 31, 2014 were as follows:

	2015	2014
Distributions Paid From
Ordinary income	$13,469,664	$9,419,329
Long-term capital gains	—	$18,119,924

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of December 31, 2015, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$604,772,311
Gross tax appreciation of investments	$12,731,027
Gross tax depreciation of investments	(23,248,162)
Net tax appreciation (depreciation) of investments	(10,517,135)
Net tax appreciation (depreciation) on derivatives and translation of assets and liabilities in foreign currencies	(19,533,441)
Net tax appreciation (depreciation)	$(30,050,576)
Other book-to-tax adjustments	$(416,276)
Undistributed ordinary income	$6,696,625
Accumulated long-term gains	$4,276,746

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the realization for tax purposes of unrealized gains (losses) on certain foreign currency exchange contracts. Other book-to-tax adjustments are attributable primarily to the tax deferral of losses on straddle positions.

Financial Highlights

For a Share Outstanding Throughout the Years Ended December 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Class I
2015	$10.43	0.11	(0.34)	(0.23)	(0.24)	—	(0.24)	$9.96	(2.28)%	0.47%	0.94%	23%	$49,652
2014	$10.48	0.19	0.18	0.37	(0.16)	(0.26)	(0.42)	$10.43	3.58%	0.47%	1.78%	20%	$34,521
2013	$12.05	0.17	(1.12)	(0.95)	(0.20)	(0.42)	(0.62)	$10.48	(8.21)%	0.47%	1.52%	36%	$33,623
2012	$11.78	0.32	0.55	0.87	(0.32)	(0.28)	(0.60)	$12.05	7.55%	0.48%	2.45%	40%	$75,279
2011	$11.11	0.40	0.90	1.30	(0.49)	(0.14)	(0.63)	$11.78	12.09%	0.48%	3.61%	63%	$161,320
Class II
2015	$10.39	0.07	(0.32)	(0.25)	(0.20)	—	(0.20)	$9.94	(2.47)%	0.72%	0.69%	23%	$524,787
2014	$10.45	0.16	0.18	0.34	(0.14)	(0.26)	(0.40)	$10.39	3.30%	0.72%	1.53%	20%	$662,363
2013	$12.03	0.14	(1.12)	(0.98)	(0.18)	(0.42)	(0.60)	$10.45	(8.48)%	0.72%	1.27%	36%	$692,284
2012	$11.75	0.26	0.59	0.85	(0.29)	(0.28)	(0.57)	$12.03	7.39%	0.73%	2.20%	40%	$1,313,564
2011	$11.09	0.38	0.88	1.26	(0.46)	(0.14)	(0.60)	$11.75	11.74%	0.73%	3.36%	63%	$1,254,452

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Board of Directors of the American Century Variable Portfolios II, Inc. and Shareholders of the VP Inflation Protection Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the VP Inflation Protection Fund (the sole fund comprising the American Century Variable Portfolios II, Inc. (the "Fund")) at December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2015 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Kansas City, Missouri
February 12, 2016

Management

Board of Directors
The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire on December 31 of the year in which they reach their 75th birthday; provided, however, that on or after January 1, 2022, independent directors shall retire on December 31 of the year in which they reach their 76th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for eight (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director other than Mr. Thomas is 1665 Charleston Road, Mountain View, California 94043. The mailing address for Mr. Thomas is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Tanya S. Beder (1955)	Director	Since 2011	Chairman and CEO, SBCC Group Inc. (independent advisory services) (2006 to present)	45	CYS Investments, Inc. (NYSE mortgage arbitrage REIT)
Jeremy I. Bulow (1954)	Director	Since 2011	Professor of Economics, Stanford University, Graduate School of Business (1979 to present)	45	None
Ronald J. Gilson (1946)	Director and Chairman of the Board	Since 1995 (Chairman since 2005)	Charles J. Meyers Professor of Law and Business, Stanford Law School (1979 to present); Marc and Eva Stern Professor of Law and Business, Columbia University School of Law (1992 to present)	45	None
Frederick L. A. Grauer (1946)	Director	Since 2008	Senior Advisor, iShares by BlackRock, Inc. (investment management firm) (2010 to 2011, 2013 to present); Senior Advisor, Course Hero (an educational technology company) (2015 to present)	45	None
Peter F. Pervere (1947)	Director	Since 2007	Retired	45	None

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
John B. Shoven (1947)	Director	Since 2002	Charles R. Schwab Professor of Economics, Stanford University (1973 to present)	45	Cadence Design Systems; Exponent; Financial Engines
Interested Director
Jonathan S. Thomas (1963)	Director and President	Since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	125	BioMed Valley Discoveries, Inc.

The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-378-9878.

Officers
The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each of the officers listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014
Chief Compliance Officer, American Century funds, (March 2014 to present); Chief Compliance Officer, ACIM (February 2014 to present); Chief Compliance Officer, ACIS (October 2009 to present); Vice President, Client Interactions and Marketing, ACIS (February 2013 to January 2014); Director, Client Interactions and Marketing, ACIS (June 2007 to January 2013). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present); General Counsel, ACC (March 2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President, Treasurer and Chief Financial Officer since 2012	Vice President, ACS (February 2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (February 2000 to present)
David H. Reinmiller (1963)	Vice President since 2001	Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to present)

Additional Information

Proxy Voting Policies

Descriptions of the principles and policies that the fund’s investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund are available without charge, upon request, by calling 1-800-378-9878 or visiting the “About Us” page of American Century Investments’ website at americancentury.com. A description of the policies is also available on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the “About Us” page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at ipro.americancentury.com (for Investment Professionals) and, upon request, by calling 1-800-378-9878.

Notes

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investment Professional Service Representatives	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Variable Portfolios II, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2016 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-88147 1602

ITEM 2. CODE OF ETHICS.

(a)
The registrant has adopted a Code of Ethics for Senior Financial Officers that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer, and persons performing similar functions.

(b)	No response required.

(c)	None.

(d)	None.

(e)	Not applicable.

(f)
The registrant’s Code of Ethics for Senior Financial Officers was filed as Exhibit 12 (a)(1) to American Century Asset Allocation Portfolios, Inc.’s Annual Certified Shareholder Report on Form N-CSR, File No. 811-21591, on September 29, 2005, and is incorporated herein by reference.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1)	The registrant's board has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

(a)(2)	Tanya S. Beder, Peter F. Pervere and Ronald J. Gilson are the registrant's designated audit committee financial experts. They are "independent" as defined in Item 3 of Form N-CSR.

(a)(3)	Not applicable.

(b)	No response required.

(c)	No response required.

(d)	No response required.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)	Audit Fees.

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were as follows:

FY 2014:    $37,117
FY 2015:    $40,625

(b)	Audit-Related Fees.

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were as follows:

For services rendered to the registrant:

FY 2014:    $0
FY 2015:    $0

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant’s investment adviser and its affiliates):

FY 2014:    $0
FY 2015:    $0

(c)	Tax Fees.

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were as follows:

For services rendered to the registrant:

FY 2014:    $0
FY 2015:    $0

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant’s investment adviser and its affiliates):

FY 2014:    $0
FY 2015:    $0

(d)	All Other Fees.

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were as follows:

For services rendered to the registrant:

FY 2014:    $0
FY 2015:    $0

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant’s investment adviser and its affiliates):

FY 2014:    $0
FY 2015:    $0

(e)(1)
In accordance with paragraph (c)(7)(i)(A) of Rule 2-01 of Regulation S-X, before the accountant is engaged by the registrant to render audit or non-audit services, the engagement is approved by the registrant’s audit committee. Pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, the registrant’s audit committee also pre-approves its accountant’s engagements for non-audit services with the registrant’s investment adviser, its parent company, and any entity controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant.

(e)(2)
All services described in each of paragraphs (b) through (d) of this Item were pre-approved before the engagement by the registrant’s audit committee pursuant to paragraph (c)(7)(i)(A) of Rule 2-01 of Regulation S-X. Consequently, none of such services were required to be approved by the audit committee pursuant to paragraph (c)(7)(i)(C).

(f)
The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than 50%.

(g)
The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were as follows:

FY 2014:    $312,675
FY 2015:    $157,714

(h)
The registrant’s investment adviser and accountant have notified the registrant’s audit committee of all non-audit services that were rendered by the registrant’s accountant to the registrant’s investment adviser, its parent company, and any entity controlled by, or under common control with the investment adviser that provides services to the registrant, which services were not required to be pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X. The notification provided to the registrant’s audit committee included sufficient details regarding such services to allow the registrant’s audit committee to consider the continuing independence of its principal accountant.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. INVESTMENTS.

(a)	The schedule of investments is included as part of the report to stockholders filed under Item 1 of this Form.

(b)	Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

During the reporting period, there were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board.

ITEM 11. CONTROLS AND PROCEDURES.

(a)
The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b)
There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant's second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1)
Registrant’s Code of Ethics for Senior Financial Officers, which is the subject of the disclosure required by Item 2 of Form N-CSR, was filed as Exhibit 12(a)(1) to American Century Asset Allocation Portfolios, Inc.’s Certified Shareholder Report on Form N-CSR, File No. 811-21591, on September 29, 2005.

(a)(2)
Separate certifications by the registrant’s principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are filed and attached hereto as EX-99.CERT.

(a)(3)	Not applicable.

(b)	A certification by the registrant’s chief executive officer and chief financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, is furnished and attached hereto as EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	American Century Variable Portfolios II, Inc.

By:	/s/ Jonathan S. Thomas
	Name:	Jonathan S. Thomas
	Title:	President

Date:	February 23, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jonathan S. Thomas
	Name:	Jonathan S. Thomas
	Title:	President
(principal executive officer)

Date:	February 23, 2016

By:	/s/ C. Jean Wade
	Name:	C. Jean Wade
	Title:	Vice President, Treasurer, and
Chief Financial Officer
(principal financial officer)

Date:	February 23, 2016